Exhibit 1
J-Bird Music Group Ltd.
Form 10-SB, Amendment No. 1
File No. 0-24449

       ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                      DSCB:15-1915 (Rev 91)

In   compliance  with  the  requirements  of  15  Pa.C.S.    1915
(relating to articles of amendment), the undersigned business corporation desiring to amend its Articles, hereby states that:

1.The name of the corporation is:    Caltron,  Inc

2.The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  407 North Front Street     Harrisburg, PA  17101

(b)
c/o:_____________________________________________________________
Name of Commercial Registered Office Provider     County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.The  statute  by or under which it was incorporated  is:  15Pa.
C.S. 1306

4.The       date       of       its       incorporation       is:
____________________________________

5.(Check, and if appropriate, complete one of the following):

  X   The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

        ___The       amendment      shall      be       effective
on:_____________________at_____________
                                      Date               Hour
6.(Check one of the following):

   ___The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. 1914(a) and (b).

  X The amendment was adopted by the board of directors pursuant to 15 PaCS. 1914(c).

7. (Check, and if appropriate, complete one of the following):

   X    The  amendment adopted by the corporation, set  forth  in
full, is as follows:

To  change the name of the corporation from Caltron, Inc.  to  J-
Bird Music Group LTD.

  ____The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8.(Check If the amendment relates to the Articles):

    X   The  restated  Articles  of Incorporation  supersede  the
original Articles and all amendments thereto.


IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 8th day of October, 1997.

CALTRON, INC.
(Name Of Corporation)

BY: Hope D. Trowbridge
     (Signature)

TITLE: President


       ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                      DSCB:15-1915 (Rev 90)

In  compliance  with  the  requirements  of  15  Pa.  C.S.   1915
(relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:    CLARKS VALLEY, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the
Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  407 North Front Street   Harrisburg,    PA   17101


(b)  c/o:__________________________________________________
     Name of Commercial Registered Office Provider     County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.    The  statute  by  or  under which it was  incorporated  is:
15Pa. C.S.  1306

4.   The date of its incorporation is:  June 7, 1991

5. (Check, and if appropriate, complete one of the following):

   X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___   The  amendment  shall be effective  on:  __________________
at_________________           Date           Hour

6. (Check one of the following):

___   The  amendment was adopted by the shareholders (or members)
pursuant to
15 Pa.C.S.  1914(a) and (b).

  X The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. 1914(c).

7.  (Check, and if appropriate, complete one of the following):

  X The amendment adopted by the Corporation, set forth in full, is as follows:

        To change the name of the corporation from Clarks Valley,
Inc. to       Caltron, Inc.

___   The  amendment adopted by the corporation is set  forth  in full in Exhibit A attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

   X   The  restated  Articles  of  Incorporation  supersede  the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 16th day of March, 1995.

CLARKS VALLEY, INC.
(Name of Corporation)

By: Neal E. Fitzpatrick, Jr.
   (Signature)

TITLE: President

       ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                      DSCB:15-1915 (Rev 91)


In   compliance  with  the  requirements  of  15  Pa.C.S.    1915
(relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:    CLARKS VALLEY, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the
Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)  407 North Front Street,  1st Floor, Harrisburg, PA  17101

(b)
c/o:____________________________________________________________
            Name   of   Commercial  Registered  Office   Provider
County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is 15  Pa.
C.S.  1306

4.  The date of its incorporation is:   June 7, 1991

5.  (Check, and if appropriate, complete one of the following):

   X The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

___    The  amendment  shall be effective  on:___________________
at________________       Date              Hour

6.  (Check one of the following):

___    The amendment was adopted by the shareholders (or members)
pursuant to 15 Pa.C.S.  1914(a) and (b).

   X    The  amendment  was  adopted by the  board  of  directors
pursuant to 15 Pa.C.S.  1914(c).

7. (Check, and if appropriate, complete one of the following):

  X The amendment adopted by the Corporation, set forth in full, is as follows:

To  change  the aggregate number of shares authorized from  1,000 shares to 25,000,000.

___   The  amendment adopted by the corporation as set  forth  in full in Exhibit A attached hereto and made a part hereof.

8.  (Check if the amendment restates the Articles):

   X   The  restated  Articles  of  Incorporation  supersede  the original Articles and all amendments thereto.

IN  TESTIMONY  WHEREOF,  the undersigned corporation  has  caused these  Articles  of Amendment to be signed by a  duly  authorized
officer thereof this     3rd  day of January, 1995


CLARKS VALLEY, INC.
(Name of Corporation)

By: Neal E. Fitzpatrick, Jr.
   (Signature)

Title: President

                    ARTICLES OF INCORPORATION
                      DSCB:15-1306(Rev 89)


Indicate type of domestic corporation (check one):

  x  Business-stock (15 Pa. C.S.  1306)   ___Professional (15 Pa.
C.S.                                        2903)

___  Business-nonstock  (15 Pa. C.S.  2102)   ___Management   (15
Pa. C.S.                                         2701)

___  Business-statutory close (15 Pa. C.S.   ___Cooperative   (15
Pa. C.S.              2304a is applicable)                7701)

1. The name of the corporation is:    CLARKS VALLEY, INC.

This corporation is incorporated under the provisions of the Business Corporation Law of 1988.

2. The (a) address of this corporation's initial registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is:

(a)   814 Monroe Street  Stroudsburg, PA     18360

(b)______________________________________________________________
____________
    Name of Commercial Registered Office Provider      County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The aggregate number of shares authorized is:  1000 shares

4. The name and address, including street and number, if any, of each incorporator is:

Name                Address                Signature       Date

R.W.  Worthington         105 N. Watts Street    R.W. Worthington
6-7
                        Philadelphia, PA  19107


5.  The  specified effective date, if any, is:   June  06,   1991
3:32 PM
                                               month  day    year
hour, if any

6. Any additional provisions of the articles, if any, attach an 8
1/2 x 11 sheet.

7. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "Public Offering" within the meaninq of the Securities Act of 1933 (15U.S.C. 77A et seq.).

8.  Business cooperative corporations only: (Complete and  strike out  inapplicable term) The common bond of membership  among  its members/shareholders
is:______________________________________________________________
__________